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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (D)
                                     of the
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of Earliest Event Reported) November 19, 2005
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                        PAPERFREE MEDICAL SOLUTIONS, INC.
                     (formerly Crown Medical Services, Inc.)
             (Exact name of registrant as specified in its charter)

                                     Nevada
         (State or other jurisdiction of incorporation or organization)

                                   98-0375957
                      (IRS Employer Identification Number)

                              121 West Sycamore St.
                              Kokomo, Indiana 46901
                    (Address of principal executive offices)

                           William L. Sklar, President
                        PaperFree Medical Solutions, Inc.
                              121 West Sycamore St.
                              Kokomo, Indiana 46901
                     (Name and address of agent for service)

                                 (765) 456-1089
          (Telephone number, including area code of agent for service)


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 SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

 ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

         Effective November 19, 2005 at a meeting of the Board of Directors of PaperFree Medical Solutions, Inc., a Nevada corporation (the "Corporation"), Ronald Cole, Jr. orally tendered his resignation as a member of the Board of Directors as well as an officer of the Corporation. William L. Sklar was elected as President and Chief Executive Officer.


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          PAPERFREE MEDICAL SOLUTIONS, INC.

                                          By: /s/William L. Sklar
                                              ---------------------------------
                                               William L. Sklar, President

Date:  November 21, 2005